EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Bionexus Gene Lab Corporation

Dated: November 14, 2019	By:	/s/ Chan Chong Wong
Chan Chong Wong
Chief Executive Officer and Director
(Principal Executive Officer)

	By:	/s/ Wei Li Leong
Wei Li Leong
Chief Financial Officer
(Principal Financial and Accounting Officer)